LOANS TO JOINT VENTURES (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Assets
Current assets	$ 78,786	$ 86,822
Non-current assets	539,488	427,568
Total assets	622,099	519,067
Joint ventures [member]
Assets
Current assets	798	2,589
Provision for losses on joint ventures	0	(1,552)
Current Loans to Joint Ventures	798	1,037
Non-current assets	0	2,627
Total assets	$ 798	$ 3,664